Exhibit 99.2

Andrew Formica and Dick Weil Co-Chief Executive Officers Roger Thompson Chief Financial Officer Janus Henderson Group 4Q17 and FY17 results presentation Tuesday 6 February 2018

FY17 executive summary

- Merger successfully completed and integration ahead of expectations, setting the foundation for future growth
- Improvement in investment performance and minimal merger-related disruption to clients and investment teams
- AUM increased to US$370.8bn, up 16%, driven by positive markets and FX
- Strong revenue and profitability growth, with significant improvement in operating margin
- Adjusted diluted EPS of US$2.48, up 28%

Key metrics – FY17 vs FY16

		FY17	FY16
	3 year investment performance[1]	66%	56%
	Net flows[2]	(US$10.2bn)	(US$8.4bn)
	Total AUM[2]	US$370.8bn	US$319.2bn
US GAAP	Total revenue	US$1,744m	US$1,000m
US GAAP	Operating margin	25.4%	23.2%
US GAAP	Diluted EPS	US$3.93	US$1.66
Pro forma adjusted	Adj. revenue[2,3]	US$1,848m	US$1,669m
Pro forma adjusted	Adj. operating margin[2,3]	39.6%	33.9%
Pro forma adjusted	Adj. diluted EPS[2,3]	US$2.48	US$1.94

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 26.
[2] Data presents pro forma net flows, AUM and results of JHG as if the merger had occurred at the beginning of the period shown.
[3] See adjusted financial measures reconciliation on slides 30 and 31 for additional information.

Janus Henderson GROUP PLC

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Andrew Formica Co-Chief Executive Officer 4Q17 and FY17 results presentation 4Q17 business update

4Q17 highlights Long-term investment performance remains strong AUM increased to US$370.8bn, up 3% Adjusted diluted EPS of US$0.73 driven by strong revenue growth and financial discipline Declared US$0.32 per share dividend 4Q17 3Q17 3 year investment performance¹ 66% 77% Net flows (US$2.9bn) US$0.7bn Total AUM US$370.8bn US$360.5bn US GAAP diluted EPS² US$2.32 US$0.49 Adjusted diluted EPS³ US$0.73 US$0.56 Dividend per share US$0.32 US$0.32 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 26. 2 US GAAP diluted EPS of US$2.32 includes US$1.67 per diluted share related to the new US tax legislation. 3 See adjusted financial measures reconciliation on slide 30 for additional information. Key metrics – 4Q17 vs 3Q17

Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Strong long-term investment performance % of AUM outperforming benchmark (31 Dec 2016 to 31 Dec 2017) % of AUM outperforming benchmark (as at 31 Dec 2017) Note: Represents percentage of AUM outperforming the relevant benchmark. For periods prior to and including 30 Jun 2017, JHG pro forma AUM data is used in the calculation as if the merger had occurred at the beginning of the period shown. Full performance disclosures detailed in the appendix on slide 26. 67% 100% 79% 60% 64% 87% 66% 86% 93% 76% 89% 76% 98% 95% 93% 27% 90% 87% 40 56 77 50 60 82 69 71 89 75 77 87 76 66 79 1 year 3 years 5 years 31 Dec 2016 31 Mar 2017 30 Jun 2017 30 Sep 2017 31 Dec 2017

Total flows Total flows 1Q16 to 4Q17 (US$bn) 23% 20% 26% 24% 24% (25%) (24%) (28%) (33%) (26%) 23% (24%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 4Q17 Institutional losses outweighed positive gains 22% (25%) 21% (20%) 18.6 18.2 15.6 20.9 19.4 20.2 18.3 20.0 (19.8) (20.1) (18.8) (23.0) (26.4) (21.2) (17.6) (22.9) (1.2) (1.9) (3.2) (2.1) (7.0) (1.0) 0.7 (2.9) 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

4Q17 flows by capability 26% 6% 14% 45% 24% (25%) (19%) (17%) (56%) (25%) 4Q17 flows by capability (US$bn) Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Net outflows driven by Quantitative Equities and Equities 10.8 5.2 0.7 1.1 2.2 (11.5) (5.0) (2.3) (1.3) (2.8) (0.7) 0.2 (1.6) (0.2) (0.6) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

Roger Thompson Chief Financial Officer 4Q17 and FY17 results presentation Financial update

US$m 3 months ended 31 Dec 2017 Year ended 31 Dec 2017 US GAAP Adjustments Adjusted US GAAP Pro forma US GAAP Adjustments Pro forma adjusted Revenue Management fees 493.9 1,465.1 1,853.5 Performance fees 33.5 103.9 84.7 Shareowner servicing fees 31.4 71.5 119.7 Other revenue 33.2 103.2 124.7 Total revenue 592.0 (86.7) 505.3 1,743.7 2,182.6 (334.5) 1,848.1 Operating expenses Employee compensation and benefits 172.6 543.3 698.3 Long-term incentive plans 36.2 150.8 182.8 Distribution expenses 86.7 277.3 334.5 Investment administration 12.2 43.8 43.8 Marketing 9.8 31.2 62.8 General, administrative and occupancy 55.6 202.2 264.5 Depreciation and amortisation 22.3 52.8 66.7 Total operating expenses 395.4 (110.5) 284.9 1,301.4 1,653.4 (537.2) 1,116.2 Operating income 196.6 23.8 220.4 442.3 529.2 202.7 731.9 Statement of income Note: Pro forma US GAAP and pro forma adjusted data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slide 30 for additional information. US GAAP and adjusted

Financial highlights 4Q17 3Q17 Change 4Q17 vs 3Q17 FY17 Pro forma FY16 Pro forma Change FY17 vs FY16 Average AUM 366.1bn 352.7bn 4% 346.5bn 318.3bn 9% Total revenue 592.0m 537.4m 10% 2,182.6m 2,010.6m 9% Operating income 196.6m 138.2m 42% 529.2m 486.9m 9% Operating margin 33.2% 25.7% 7.5ppt 24.2% 24.2% – US GAAP diluted EPS 2.32 0.49 373% 3.46 1.63 112% Adjusted revenue 505.3m 454.6m 11% 1,848.1m 1,668.5m 11% Adjusted operating income 220.4m 168.4m 31% 731.9m 565.1m 30% Adjusted operating margin 43.6% 37.0% 6.6ppt 39.6% 33.9% 5.7ppt Adjusted diluted EPS 0.73 0.56 30% 2.48 1.94 28% Summary of results (US$ unless otherwise stated) Note: FY17 and FY16 data presents results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slides 30 and 31 for additional information. US GAAP and adjusted

Revenue Strong revenue growth driven by performance fees and management fees Pro forma adjusted revenue – FY16 vs FY17 (US$m) +11% 1,668.5 1,848.1 4Q17 revenue drivers 3% increase in management fees driven by higher average AUM 4Q17 group average net¹ management fee margin of 44.9bps (3Q17: 45.2bps) Performance fees driven by strong performance in UK Absolute Return, segregated mandates and private accounts US$m 4Q17 3Q17 Change Total adjusted revenue 505.3 454.6 11% Management fees 493.9 477.7 3% Performance fees 33.5 (2.1) nm Shareowner servicing fees 31.4 30.2 4% Other revenue 33.2 31.6 5% Distribution expenses (86.7) (82.8) 5% Note: FY17 and FY16 data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slide 30 for additional information. 1 Net margin based on management fees net of distribution expenses. 1,746.0 1,853.5 18.2 84.7 113.4 119.7 133.0 124.7 (342.1) (334.5) FY16 FY17 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

Adjusted operating expenses – 4Q17 versus 3Q17 (US$m) Operating expenses US$m 4Q17 US GAAP Adj. 4Q17 adjusted 3Q17 adjusted Change 4Q17 adjusted vs 3Q17 adjusted Notes to adjustments Employee compensation and benefits 172.6 (9.6) 163.0 161.4 1% Severance and contractor fees (integration) Long-term incentive plans 36.2 (1.5) 34.7 48.1 (28%) 1.5m (integration) Distribution expenses 86.7 (86.7) – – nm Investment administration 12.2 – 12.2 11.7 4% Marketing 9.8 0.7 10.5 7.4 42% Adj. between actual and accrual General, administrative and occupancy 55.6 0.7 56.3 49.8 13% Adj. between actual and accrual Depreciation and amortisation 22.3 (14.1) 8.2 7.8 5% IMC intangible amortisation (non deal); legacy IT system write-off (integration) Total operating expenses 395.4 (110.5) 284.9 286.2 – Note: See adjusted financial measures reconciliation on slide 30 for additional information. Includes US$13m purchase price adjustment 286.2 284.9 1.6 (13.4) 0.5 3.1 6.5 0.4 3Q17 Compensation and benefits LT incentive plans Investment adminstration Marketing General, admin. and occupancy Depreciation and amortisation 4Q17

Profitability Focus remains on delivering sustainable profit Pro forma adjusted operating income and margin (US$m unless otherwise stated) Pro forma adjusted net income and EPS (US$m, except per share data) Note: Data for periods prior to and including 2Q17 presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slides 30 and 31 for additional information. 4Q16 data has been updated in comparison to information presented in the 2Q17 results presentation on 8 August 2017 to reflect revised long-term incentive plan numbers due to alignment of accounting policies and an adjustment to the accounting treatment under US GAAP.

379 Balance sheet At 31 Dec 2017, cash and investment securities totalled US$1,494m compared to outstanding debt of US$379m Cash and investment securities increased 6% as strong cash flow generation was partially offset by dividend payment and convertible debt repayment Total debt outstanding declined 7% due to US$27m early conversion notices received from holders of 2018 Convertible Senior Notes, settled in cash for US$42m An additional US$48m of principal provided notification of early conversion, which will be paid in 1Q18 The Board approved a dividend of US$0.32 per share to be paid on 2 March to shareholders on record at the close of business on 16 February Strong liquidity position 1,414 Cash and cash equivalent¹ Investment securities² 2025 maturity 2018 maturity Balance sheet profile – carrying value (30 September 2017 vs 31 December 2017) (US$m) 406 1 Includes cash and cash equivalents of consolidated variable interest entities of US$49.6m and US$34.1m as at 30 September 2017 and 31 December 2017 respectively. 30 Sep 2017 31 Dec 2017 1,494 2 Includes seed investments of US$606.7m (including investment securities of consolidated variable interest entities of US$437.4m), investments related to deferred compensation plans of US$96.3m and other investments of US$10.8m as at 30 September 2017; includes seed investments of US$597.9m (including investment securities of consolidated variable interest entities of US$419.7m), investments related to deferred compensation plans of US$94.0m and other investments of US$8.2m as at 31 December 2017.

Dick Weil Co-Chief Executive Officer 4Q17 and FY17 results presentation FY17 business update and outlook

2017 achievements

Janus Henderson: setting the foundation for growth

Investment performance	Client relationships	Financial discipline

• Successful investment team integration and collaboration
• Improvement in Group investment performance and minimal disruption to investment teams
  • 4Q17: 76% and 66% of AUM outperforming benchmark over one and three years[1] (4Q16: 40%, 56% respectively)
• Intech performance improved significantly on a one year basis
  • 4Q17: 90% of AUM outperforming benchmark over one year[1] (4Q16: 7%)
	• Positive client response to merger
	• Equity business gaining market share in US Intermediary channel
	• Traction among Institutional clients across a breadth of products
	  • 10 largest net inflows sourced from 9 different strategies
	• Positive, early signs of revenue synergies amongst clients globally
	• Strategic partnership with Dai-ichi continuing to grow
	  • Japan AUM exceeds US$20bn
		• Financial results reflect strong top line growth and profitability
		  • FY17 adjusted operating income[2]: US$732m, up 30%
		  • FY17 adjusted diluted EPS[2]: US$2.48, up 28%
		• Increased cost synergy target to at least US$125m[3]
		• Strategic partnership with BNP to create operational efficiency
		• Strong cash flow generation and liquidity position
		  • Moody's upgraded credit rating to Baa2 from Baa3

Delivering value for shareholders through building a leading, global active asset manager

[1] Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 26.
[2] Data presents results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slides 30 and 31 for additional information.
[3] Recurring annual run rate pre-tax net cost synergies within three years post-completion.

Janus Henderson GROUP PLC
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2018 priorities Focus on achieving organic growth by being a trusted partner for clients, delivering first class investment performance, insights and experiences Leverage our enhanced distribution strength and product breadth to deliver on revenue synergies Continue to execute on integration and deliver cost synergies Maintain a disciplined approach to the management of cash and capital Establish a common culture, embodying our ethos Knowledge. Shared Developing our opportunities

Focus on strategy Culture drives success Investment excellence is paramount Client centric organisation Client experience and partnership Embracing technological innovation and efficiency Looking forward

Q&A

Appendix

Assets under management as at 31 Dec 2017 By client type By capability By client location US$189.7bn US$80.1bn US$49.9bn US$31.6bn US$19.5bn US$62.0bn US$164.1bn US$144.7bn US$192.8bn US$120.2bn US$57.8bn AUM: US$370.8bn 51% 22% 13% 9% 5% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 17% 44% 39% Self-directed Intermediary Institutional 52% 32% 16% Americas EMEA Asia Pacific

Investment management capabilities Diversified product range Equities US$189.7bn AUM 31 Dec 2017 US$370.8bn Fixed Income US$80.1bn Multi-Asset US$31.6bn Self-directed Intermediary Intermediary Institutional Institutional Institutional Institutional Quantitative Equities US$49.9bn Self-directed Self-directed Intermediary Intermediary Institutional Equities Diverse, high performance business encompassing a wide range of geographic focuses and investment styles Fixed Income Coverage across the asset class, with an increasingly global offering Quantitative Equities Intech applies advanced mathematical and systematic portfolio rebalancing to harness the volatility of stock price movements Multi-Asset Dual-track approach to serve Retail and Institutional markets Alternatives Expertise in liquid alternatives alongside traditional hedge funds Alternatives US$19.5bn Intermediary

Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) 26% 22% 26% (26%) (28%) (23%) 38% 31% 28% (36%) (30%) (33%) Redemptions Sales Net sales / (redemptions) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ 22% (21%) 27% (25%) 24% (25%) 26% (25%) 10.1 8.4 10.6 9.6 10.8 (9.9) (10.8) (9.4) (9.0) (11.5) 0.2 (2.4) 1.2 0.6 (0.7) 4Q16 1Q17 2Q17 3Q17 4Q17 7.3 5.7 5.4 5.3 5.2 (6.9) (5.4) (6.3) (4.9) (5.0) 0.4 0.3 (0.9) 0.4 0.2 4Q16 1Q17 2Q17 3Q17 4Q17

Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 15% 12% 8% 26% 6% (45%) (45%) (35%) (22%) (20%) (21%) (22%) (58%) (22%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 2 1Q17 gross sales and redemptions include an intra-strategy transfer of US$1.6bn from a Danish krone-denominated account into a US dollar-denominated account. Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 6% (10%) (16%) 16% 13% 32% 31% 54% (29%) 38% 6% (19%) (17%) 14% (56%) 45% 1.0 0.9 1.2 0.9 1.1 (1.5) (1.5) (1.5) (1.2) (1.3) (0.5) (0.6) (0.3) (0.3) (0.2) 4Q16 1Q17 2Q17 3Q17 4Q17 1.0 3.0 0.7 0.7 0.7 (2.6) (6.7) (2.5) (1.2) (2.3) (1.6) (3.7) (1.8) (0.5) (1.6) 4Q16 1Q17² 2Q17 3Q17 4Q17 1.5 1.4 2.3 1.8 2.2 (2.1) (2.0) (1.5) (1.3) (2.8) (0.6) (0.6) 0.8 0.5 (0.6) 4Q16 1Q17 2Q17 3Q17 4Q17

Total net flows by capability (1.9) (3.2) (2.1) (7.0) (1.0) Total net flows by capability 1Q16 to 4Q17 (US$bn) (1.2) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 0.7 (2.9) 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 30 Sep 2016	**153.8**	**77.1**	**48.0**	**28.3**	**19.0**	**326.2**
Sales	10.1	7.3	1.0	1.0	1.5	20.9
Redemptions	(9.9)	(6.9)	(2.6)	(1.5)	(2.1)	(23.0)
Net sales / (redemptions)	0.2	0.4	(1.6)	(0.5)	(0.6)	(2.1)
Market / FX	(0.7)	(3.8)	0.1	0.2	(0.7)	(4.9)
AUM 31 Dec 2016	**153.3**	**73.7**	**46.5**	**28.0**	**17.7**	**319.2**
Sales	8.4	5.7	3.0	0.9	1.4	19.4
Redemptions	(10.8)	(5.4)	(6.7)	(1.5)	(2.0)	(26.4)
Net sales / (redemptions)	(2.4)	0.3	(3.7)	(0.6)	(0.6)	(7.0)
Market / FX	11.4	2.3	3.4	1.2	0.3	18.6
AUM 31 Mar 2017	**162.3**	**76.3**	**46.2**	**28.6**	**17.4**	**330.8**
Sales	10.6	5.4	0.7	1.2	2.3	20.2
Redemptions	(9.4)	(6.3)	(2.5)	(1.5)	(1.5)	(21.2)
Net sales / (redemptions)	1.2	(0.9)	(1.8)	(0.3)	0.8	(1.0)
Market / FX	9.9	1.9	2.1	1.1	0.8	15.8
Acquisitions / disposals	–	(0.1)	–	–	(0.6)	(0.7)
AUM 30 Jun 2017	**173.4**	**77.2**	**46.5**	**29.4**	**18.4**	**344.9**
Sales	9.6	5.3	0.7	0.9	1.8	18.3
Redemptions	(9.0)	(4.9)	(1.2)	(1.2)	(1.3)	(17.6)
Net sales / (redemptions)	0.6	0.4	(0.5)	(0.3)	0.5	0.7
Market / FX	8.3	1.8	3.0	1.1	0.7	14.9
AUM 30 Sep 2017	**182.3**	**79.4**	**49.0**	**30.2**	**19.6**	**360.5**
Sales	10.8	5.2	0.7	1.1	2.2	20.0
Redemptions	(11.5)	(5.0)	(2.3)	(1.3)	(2.8)	(22.9)
Net sales / (redemptions)	(0.7)	0.2	(1.6)	(0.2)	(0.6)	(2.9)
Market / FX	8.1	0.5	2.5	1.6	0.5	13.2
AUM 31 Dec 2017	**189.7**	**80.1**	**49.9**	**31.6**	**19.5**	**370.8**

Note: Data for periods prior to and including 2Q17 presents pro forma AUM and flows of JHG as if the merger had occurred at the beginning of the period shown.

Janus Henderson GROUP PLC 25

Investment performance

% of AUM outperforming benchmark

Capability	4Q16			1Q17			2Q17			3Q17			4Q17		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	30%	57%	74%	38%	64%	73%	68%	77%	84%	61%	73%	82%	64%	60%	67%
Fixed Income	90%	93%	96%	92%	90%	93%	93%	92%	91%	92%	91%	97%	93%	95%	98%
Quantitative Equities	7%	5%	40%	0%	12%	92%	6%	48%	91%	85%	61%	87%	90%	27%	87%
Multi-Asset	21%	22%	90%	87%	22%	89%	97%	21%	100%	95%	87%	90%	86%	87%	89%
Alternatives	64%	100%	100%	73%	90%	100%	97%	67%	100%	91%	100%	100%	93%	76%	100%
Total	40%	56%	77%	50%	60%	82%	69%	71%	89%	75%	77%	87%	76%	66%	79%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 4% of AUM as at 31 Dec 2016, 31 Mar 2017 and 30 Jun 2017 and 3% of AUM as at 30 Sep 2017 and 31 Dec 2017. Capabilities defined by Janus Henderson. Data for periods prior to and including 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown. Data as at 31 March 2017 amended to reflect a revised FX rate.

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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	4Q16			1Q17			2Q17			3Q17			4Q17		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	49%	80%	75%	47%	88%	70%	53%	87%	90%	56%	71%	88%	63%	59%	87%
Fixed Income	36%	42%	96%	37%	43%	98%	38%	41%	98%	81%	49%	98%	43%	36%	87%
Quantitative Equities	30%	79%	86%	3%	80%	100%	3%	58%	100%	7%	97%	48%	24%	64%	50%
Multi-Asset	5%	81%	94%	77%	76%	97%	79%	80%	97%	83%	81%	83%	82%	83%	84%
Alternatives	21%	21%	29%	12%	23%	67%	63%	24%	69%	38%	25%	32%	59%	25%	32%
Total	40%	70%	78%	46%	76%	77%	54%	74%	90%	61%	66%	85%	61%	56%	82%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 79%, 79%, 82%, 82% and 73% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Dec 2016, 31 Mar 2017, 30 Jun 2017, 30 Sep 2017 and 31 Dec 2017 respectively. For the 1-, 3-, 5- and 10-year periods ending 31 Dec 2017, 51%, 52%, 62% and 58% of the 215, 200, 179 and 130 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on "primary" share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. Data for periods prior to and including 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown. © 2017 Morningstar, Inc. All Rights Reserved. Data as at 31 March 2017 amended to reflect a revised FX rate.

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US$m, except per share data or as noted 3 months ended Year ended 31 Dec 2017 30 Sep 2017 31 Dec 2017 31 Dec 2016 Revenue Management fees 493.9 477.7 1,465.1 867.8 Performance fees 33.5 (2.1) 103.9 54.8 Shareowner servicing fees 31.4 30.2 71.5 – Other revenue 33.2 31.6 103.2 77.3 Total revenue 592.0 537.4 1,743.7 999.9 Operating expenses Employee compensation and benefits 172.6 176.7 543.3 273.5 Long-term incentive plans 36.2 50.9 150.8 87.5 Distribution expenses 86.7 82.8 277.3 209.1 Investment administration 12.2 11.7 43.8 46.2 Marketing 9.8 8.1 31.2 13.9 General, administrative and occupancy 55.6 54.2 202.2 109.8 Depreciation and amortisation 22.3 14.8 52.8 27.8 Total operating expenses 395.4 399.2 1,301.4 767.8 Operating income 196.6 138.2 442.3 232.1 Interest expense (4.1) (4.7) (11.9) (6.6) Investment gains (losses), net 3.0 6.1 18.0 (11.7) Other non-operating income (expenses), net (9.0) 8.7 (1.0) (1.9) Income before taxes 186.5 148.3 447.4 211.9 Income tax provision 285.6 (46.1) 211.0 (34.6) Net income 472.1 102.2 658.4 177.3 Net (income) loss attributable to non-controlling interests (0.4) (2.7) (2.9) 11.7 Net income attributable to JHG 471.7 99.5 655.5 189.0 Less: allocation of earnings to participating stock-based awards 12.9 2.8 17.3 4.5 Net income attributable to JHG common shareholders 458.8 96.7 638.2 184.5 Diluted weighted-average shares outstanding (m) 197.7 198.2 162.3 111.1 Diluted EPS 2.32 0.49 3.93 1.66 US GAAP: statement of income

US$m, except per share data 3 months ended Year ended 31 Dec 2017 30 Sep 2017 31 Dec 2017 31 Dec 2016 Revenue Management fees 493.9 477.7 1,853.5 1,746.0 Performance fees 33.5 (2.1) 84.7 18.2 Shareowner servicing fees 31.4 30.2 119.7 113.4 Other revenue 33.2 31.6 124.7 133.0 Total revenue 592.0 537.4 2,182.6 2,010.6 Operating expenses Employee compensation and benefits 172.6 176.7 698.3 624.7 Long-term incentive plans 36.2 50.9 182.8 169.6 Distribution expenses 86.7 82.8 334.5 342.1 Investment administration 12.2 11.7 43.8 46.2 Marketing 9.8 8.1 62.8 36.9 General, administrative and occupancy 55.6 54.2 264.5 237.3 Depreciation and amortisation 22.3 14.8 66.7 66.9 Total operating expenses 395.4 399.2 1,653.4 1,523.7 Operating income 196.6 138.2 529.2 486.9 Interest expense (4.1) (4.7) (18.7) (21.4) Investment gains (losses), net 3.0 6.1 19.5 (14.2) Other non-operating income (expenses), net (9.0) 8.7 0.5 2.0 Income before taxes 186.5 148.3 530.5 453.3 Income tax provision 285.6 (46.1) 179.6 (123.6) Net income 472.1 102.2 710.1 329.7 Net (income) / loss attributable to non-controlling interests (0.4) (2.7) (5.5) 6.5 Net income attributable to JHG 471.7 99.5 704.6 336.2 Diluted EPS 2.32 0.49 3.46 1.63 Pro forma US GAAP: statement of income Note: Year ended 31 Dec 2017 and 31 Dec 2016 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown.

3 months ended Year ended US$m, except per share data 31 Dec 2017 30 Sep 2017 31 Dec 2017 31 Dec 2016 Reconciliation of revenue to adjusted revenue Revenue 592.0 537.4 2,182.6 2,010.6 Distribution expenses¹ (86.7) (82.8) (334.5) (342.1) Adjusted revenue 505.3 454.6 1,848.1 1,668.5 Reconciliation of operating income to adjusted operating income Operating income 196.6 138.2 529.2 486.9 Employee compensation and benefits² 9.6 15.3 54.1 13.5 Long-term incentive plans² 1.5 2.8 17.6 – Marketing² (0.7) 0.7 28.9 0.9 General, administrative and occupancy² (0.7) 4.4 65.8 27.8 Depreciation and amortisation²,³ 14.1 7.0 36.3 36.0 Adjusted operating income 220.4 168.4 731.9 565.1 Operating margin4 33.2% 25.7% 24.2% 24.2% Adjusted operating margin5 43.6% 37.0% 39.6% 33.9% Alternative performance measures Reconciliation of adjusted financial measures Note: Year ended 31 Dec 2017 and 31 Dec 2016 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. Reconciliation to be used in conjunction with slide 31. Footnotes 1 to 5 included on slide 32.

3 months ended Year ended US$m, except per share data 31 Dec 2017 30 Sep 2017 31 Dec 2017 31 Dec 2016 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 471.7 99.5 704.6 336.2 Employee compensation and benefits² 9.6 15.3 54.1 13.5 Long-term incentive plans² 1.5 2.8 17.6 – Marketing² (0.7) 0.7 28.9 0.9 General, administrative and occupancy² (0.7) 4.4 65.8 27.8 Depreciation and amortisation³ 14.1 7.0 36.3 36.0 Interest expense6 0.7 1.3 2.7 – Investment gains7 (3.1) – (13.2) – Other non-operating income (expense)6 11.0 (12.7) 1.7 5.8 Income tax provision8 (356.2) (4.1) (394.1) (20.2) Adjusted net income attributable to JHG 147.9 114.2 504.4 400.0 Diluted earnings per share9 2.32 0.49 3.46 1.63 Adjusted diluted earnings per share10 0.73 0.56 2.48 1.94 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 30. Footnotes 2, 3, 6, 7, 8, 9 and 10 included on slide 32.

Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses as revenue-sharing activities, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent deal and integration costs in relation to the Merger. The costs primarily represent severance costs, legal costs, consulting fees and the write down of legacy IT systems. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 Operating income divided by revenue. 5 Adjusted operating income divided by adjusted revenue. 6 Adjustments primarily represent fair value movements on options issued to Dai-ichi, deferred consideration costs associated with acquisitions prior to the Merger and increased debt expense as a result of the fair value uplift on debt due to acquisition accounting. JHG management believes these costs do not represent the ongoing operations of the Group. 7 Adjustment primarily relates to the gain recognised on disposal of the alternative UK small cap team (“Volantis team”) on 1 April 2017. JHG management believes this gain does not represent the ongoing operation of the Group. 8 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible. Fourth quarter 2017 adjustments include the impact of the US tax legislation passed in December 2017. 9 Net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding. 10 Adjusted net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding.

4Q17 (US$m) 3Q17 (US$m) 4Q16 (US$m) AUM generating 4Q17 pfees (US$bn) # of funds generating 4Q17 pfees Frequency Timing SICAVs 9.3 1.8 (0.1) 6.0 2 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 3.0 1.2 9.8 1.3 14 Quarterly / Annually Various Segregated Mandates¹ 15.2 0.4 5.0 8.9 18 Quarterly / Annually Various UK OEICs & Unit Trusts 5.9 – 0.9 3.1 3 Quarterly Various Investment Trusts 2.7 0.7 1.2 0.4 2 Annually Various Private Accounts 6.4 1.9 0.1 8.1 18 Quarterly / Annually Various US Mutual Funds² (9.0) (8.1) (14.2) 43.0 17 Monthly Monthly Total 33.5 (2.1) 2.7 64.8 74 Performance fees Diversity of performance fees 4Q17 Note: 4Q16 data presents the results of JHG as if the merger had occurred at the beginning of the period shown. 1 Includes Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 31 Dec 2017. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations 3 The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur. 4 Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index. Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index. Mutual funds with performance fees¹ AUM 31 Dec 2017 US$m Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark 4Q17 P&L impact US$’000 Research Fund³ 13,478 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (3,352) Forty Fund³ and Portfolio 12,367 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% (3,146) Mid Cap Value Fund and Portfolio 4,129 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% 231 Global Research Fund and Portfolio 3,590 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% (754) Small Cap Value Fund 2,997 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% 556 Contrarian Fund 2,572 S&P 500® Index 0.64% ± 15 bps ± 7.00% (1,210) Overseas Fund and Portfolio 2,542 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% (1,071) Research Portfolio4 540 Core Growth Index 0.64% ± 15 bps ± 4.50% (201) Global Value Fund 259 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (93) Global Real Estate Fund 225 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% (20) Large Cap Value Fund 139 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (56) Select Value Fund 130 Russell 3000® Value Index 0.70% ± 15 bps ± 5.00% 34 Asia Equity Fund 43 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% 4 Total 43,011 (9,078)

Adjusted operating expenses – FY17 versus FY16 (US$m) Operating expenses – FY17 vs FY16 US$m FY17 pro forma US GAAP Adjustments FY17 pro forma adjusted FY16 pro forma adjusted Change FY17 pro forma adjusted vs FY16 pro forma adjusted Employee compensation and benefits 698.3 (54.1) 644.2 611.2 5% Long-term incentive plans 182.8 (17.6) 165.2 169.6 (3%) Distribution expenses 334.5 (334.5) – – nm Investment administration 43.8 – 43.8 46.2 (5%) Marketing 62.8 (28.9) 33.9 36.0 (6%) General, administrative and occupancy 264.5 (65.8) 198.7 209.5 (5%) Depreciation and amortisation 66.7 (36.3) 30.4 30.9 (2%) Total operating expenses 1,653.4 (537.2) 1,116.2 1,103.4 1% Note: Data presents the results of JHG as if the merger had occurred at the beginning of the period shown. See adjusted financial measures reconciliation on slide 30 for additional information. 1,103.4 1,116.2 33.0 (4.4) (2.4) (2.1) (10.8) (0.5) FY16 Compensation and benefits LT incentive plans Investment adminstration Marketing General, admin. and occupancy Depreciation and amortisation FY17

Contacts Investor enquiries John Groneman Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Louise Curran Non-US Investor Relations +44 (0) 20 7818 5927 louise.curran@janushenderson.com Jim Kurtz US Investor Relations +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations +44 (0) 20 7818 5310 investor.relations@janushenderson.com Media enquiries Erin Passan North America +1 (303) 394 7681 erin.passan@janushenderson.com Angela Warburton EMEA +44 (0) 20 7818 3010 angela.warburton@janushenderson.com United Kingdom: FTI Consulting Andrew Walton +44 (0) 20 3727 1514 Asia Pacific: Honner Michael Mullane +61 2 28248 3740

Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Registration Statement, on file with the Securities and Exchange Commission (Commission file no. 333-216824), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson and Intech are trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.